UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

Wells Fargo Financial Auto Owner Trust 2005-A

(Exact name of registrant as specified in its charter)

Delaware	333-119047-10	51-6566803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 651-1000

No Change

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

Exhibit
No.	Document Description

20	Master Servicer’s Report for the monthly period ending September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO FINANCIAL AUTO OWNER TRUST 2005-A

	By:	Wells Fargo Financial, Inc., as Master Servicer

Dated: October 17, 2005	By:	/s/ Steven N. Owenson
Name: Steven N. Owenson
Title: Treasurer

INDEX TO EXHIBITS

Exhibit
No.	Document Description

20	Master Servicer’s Report for the monthly period ending September 30, 2005.